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Exhibit 21 - Subsidiaries of the Registrant


                       Subsidiaries of the Registrant
                       ------------------------------

The following table provides a listing of the direct and indirect operating subsidiaries of the Registrant, the percent of voting stock held by the Registrant, and the jurisdiction of incorporation or organization in which each subsidiary was incorporated or organized.

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                                                                     JURISDICTION OF        PERCENTAGE OF VOTING
SUBSIDIARIES OF THE REGISTRANT                                       INCORPORATION OR          STOCK (OR OTHER
                                                                       ORGANIZATION           VOTING INTERESTS)
                                                                                             HELD BY REGISTRANT
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
Citizens Acquisition Subsidiary Corporation                              Kentucky                   100%
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FCBC Subsidiary, Inc.                                                    Kentucky                   100%
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FCBC Acquisition Subsidiary, LLC                                         Kentucky                   100%
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Farmers Bank & Capital Trust Co.                                         Kentucky                   100%
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United Bank & Trust Company, Versailles, Ky.                             Kentucky                   100%
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First Citizens Bank                                                      Kentucky                   100%
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Lawrenceburg National Bank                                               Kentucky                   100%
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Farmers Bank and Trust Company (Georgetown, Ky.)                         Kentucky                   100%
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Kentucky Banking Centers, Inc.                                           Kentucky                   100%
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FCB Services, Inc.                                                       Kentucky                   100%
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Kentucky General Holdings, LLC                                           Kentucky                   100%
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FFKT Insurance Services Company                                          Kentucky                   100%
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Farmers Capital Bank Trust I                                             Kentucky                   100%
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Farmers Capital Bank Trust II                                            Kentucky                   100%
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Citizens Bank of Northern Kentucky, Inc. (1)                             Kentucky
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KHL Holdings, LLC (2)                                                    Kentucky
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Kentucky Home Life Insurance Company (3)                                 Kentucky
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Kentucky General Life Insurance Company, Inc. (4)                        Kentucky
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Leasing One Corporation (5)                                              Kentucky
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Farmers Bank Realty Co. (5)                                              Kentucky
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EG Properties, Inc. (5)                                                  Kentucky
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Farmers Capital Insurance Corporation (5)                                Kentucky
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Farmers Fidelity Insurance Agency, LLP (6)                               Kentucky
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Austin Park Apartments, LTD (7)                                          Kentucky
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Frankfort Apartments II, LTD (8)                                         Kentucky
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EH Properties, Inc. (9)                                                  Kentucky
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Pro Mortgage Partners, LLC (10)                                          Kentucky
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Community Development of Kentucky, Inc. (4)                              Kentucky
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EV Properties, Inc. (11)                                                 Kentucky
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Citizens Financial Services (1)                                          Kentucky
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

(1)  A wholly-owned subsidiary of Citizens Acquisition.
(2) Kentucky General holds a 45% equity and 50% voting interest in KHL Holdings, LLC.
(3)  A wholly-owned subsidiary of KHL Holdings, LLC.
(4)  No stock issued; inactive company.
(5)  A wholly-owned subsidiary of Farmers Bank & Capital Trust Co.
(6)  A fifty (50%) percent owned LLP of Farmers Insurance.
(7) Farmers Bank & Capital Trust Co. has a 99% limited interest in this partnership.
(8) Farmers Bank & Capital Trust Co. has a 99.9% limited interest in this partnership.
(9)  A wholly-owned subsidiary of First Citizens Bank.
(10) A wholly-owned subsidiary of Farmers Bank & Trust Co. (Georgetown, Ky.)
(11) A wholly-owned subsidiary of United Bank & Trust Company, Versailles, Ky.